Filed under Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA AB Growth Portfolio

(the “Portfolio”)

Supplement dated May 10, 2018, to the Portfolio’s

Summary Prospectus dated May 1, 2018, as supplemented and amended to date

In the section entitled “Portfolio Summary: SA AB Growth Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since

Frank V. Caruso, CFA Chief Investment Officer – US Growth Equities	2012
John H. Fogarty, CFA Portfolio Manager – US Mid Cap Fundamental Growth, US Growth Equities, US Growth & Income and US Large Cap Growth	2012
Vinay Thapar, CFA Senior Vice President	2018

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.